UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 11, 2018

CBS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

51 West 52nd Street, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 975-4321

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On December 11, 2018, the stockholders of CBS Corporation (the “Company”), acting at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”), approved an amendment and restatement of the CBS Corporation 2009 Long-Term Incentive Plan (the “Plan”) that extends the term of the Plan until the 2023 Annual Meeting of Stockholders and amends certain provisions that do not materially alter the Plan, including the manner in which the Compensation Committee of the Company’s Board of Directors administers the Plan. The terms of the amended and restated Plan are described in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on November 16, 2018 (the “Proxy Statement”) in the section thereof titled “Item 3—Approval of an Amendment and Restatement of the CBS Corporation 2009 Long-Term Incentive Plan.” The text of the CBS Corporation 2009 Long-Term Incentive Plan, as amended and restated, is set forth as Annex B to the Proxy Statement.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)     The Company’s Annual Meeting was held on December 11, 2018.

(b)     The final results of voting on each of the matters submitted to a vote of the Company’s stockholders at the Annual Meeting as certified by the independent inspector of election are set forth below.

1.    The nominees for election to the Board of Directors were elected to hold office, in accordance with the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, until the next annual meeting or until his or her successor is duly elected and qualified, based upon the following votes:

Name	For	Against	Abstentions	Broker Non-Votes
Candace K. Beinecke	33,574,879	75,399	6,912	1,027,954
Barbara M. Byrne	33,574,820	75,292	7,078	1,027,954
Gary L. Countryman	33,201,759	453,612	1,819	1,027,954
Brian Goldner	33,530,497	120,544	6,149	1,027,954
Linda M. Griego	33,153,762	501,195	2,233	1,027,954
Robert N. Klieger	33,198,805	456,184	2,201	1,027,954
Martha L. Minow	33,212,266	442,811	2,113	1,027,954
Shari Redstone	33,193,136	447,538	16,516	1,027,954
Susan Schuman	33,574,741	76,089	6,360	1,027,954
Frederick O. Terrell	33,566,184	89,044	1,962	1,027,954
Strauss Zelnick	33,529,738	125,187	2,265	1,027,954

2.    The proposal to ratify the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2018 was approved based upon the following votes:

For	Against	Abstentions
34,554,008	129,784	1,352

3.    The proposal to approve an amendment and restatement of the CBS Corporation 2009 Long-Term Incentive Plan was approved based upon the following votes:

For	Against	Abstentions	Broker Non-Votes
33,147,521	503,616	6,053	1,027,954

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBS CORPORATION
(Registrant)

By:	/s/ Lawrence P. Tu
	Name:	Lawrence P. Tu
	Title:	Senior Executive Vice President and Chief Legal Officer

Date:    December 14, 2018

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